Discontinued Operations (Notes)	12 Months Ended
Dec. 31, 2012
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]
5. Discontinued Operations.

On February 12, 2013, the Company completed the sale of the Nurse Travel division for $31.0 million in cash and recognized a gain of $14.4 million, net of tax. Under terms of the purchase agreement, the Company delivered net working capital of $5.7 million. The Nurse Travel division, previously included in the Healthcare segment, has been presented separately as discontinued operations in our Consolidated Statement of Operations for all periods presented. The following is a summary of the Nurse Travel division's operating results for the years ended December 31, 2012, 2011 and 2010 (in thousands):

	2012	2011	2010
Revenues	$62,190	$49,642	$36,745
Income (loss) before income taxes	$7,172	$4,316	$(12,994)
Provision for income taxes	$2,930	$1,769	$987
Net income (loss)	$4,242	$2,547	$(13,981)